UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	October 6, 2005

Grant Life Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50133	82-0490737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

64 East Winchester, Suite 205 Murray, Utah		84107
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 261-8736

Copies to:
Gregory Sichenzia, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2005, Grant Life Sciences, Inc. (the “Company”), announced the appointment of Hun-Chi Lin, Ph.D. as the Company’s President, Chief Scientist and Director, effective immediately. The Company also announced the resignation of its interim co- CEO and Director, Eric Wilkinson. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Life Sciences, Inc.

Date: October 6, 2005	By:	/s/ Don Rutherford
Name: Don Rutherford
Title: Chief Financial Officer